UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2008

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact name of each registrant as specified in its charter)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of principal executive offices)		80111 (Zip Code)

(303) 495-1200
(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)                                  Adoption of the Amended and Restated 2007 Long-Term Incentive Plan

On January 29, 2008, the Board of Directors of Emergency Medical Services Corporation (“EMSC”) approved the adoption of the Amended and Restated 2007 Long-Term Incentive Plan (the “Plan”), subject to stockholder approval. The stockholders of EMSC approved the Plan at the 2008 Annual Meeting of Stockholders, which was held on May 28, 2008.

The amendments reflected in the Plan permit independent contractors who provide clinical services for us, our subsidiaries or professional associations or professional corporations for which we provide management services, to be eligible to receive stock awards under the Plan.  The material terms of the Plan are set forth in detail in “Proposal 2,” beginning on page 39 of EMSC’s definitive proxy statement (“Proxy Statement”) filed with the Securities and Exchange Commission on April 29, 2008, which discussion is incorporated herein by reference.  The Plan is incorporated by reference to Annex A of the Proxy Statement.

Section 8 - Other Events

Item 8.01                                             Other Events

On May 28, 2008, EMSC held its 2008 Annual Meeting of Stockholders. At that meeting, stockholders re-elected one Class III Director: Michael L. Smith. The Class III Director’s term expires at the 2011 Annual Meeting of Stockholders.

At the 2008 Annual Meeting of Stockholders, stockholders also ratified the appointment of Ernst & Young, LLP as EMSC’s independent public accountant for the fiscal year ending December 31, 2008.

Section 9 - Financial Statements and Exhibits

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits

10.1                           Amended and Restated 2007 Long-Term Incentive Plan (incorporated by reference to Annex A to EMSC’s Proxy Statement filed with the Securities and Exchange Commission on April 29, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION
(Registrant)

May 30, 2008	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P.
(Registrant)

By: Emergency Medical Services Corporation,
its General Partner

May 30, 2008	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

10.1	Amended and Restated 2007 Long-Term Incentive Plan (incorporated by reference to Annex A to EMSC’s Proxy Statement filed with the Securities and Exchange Commission on April 29, 2008).